Exhibit 10.2

FORM OF LOCK-UP AGREEMENT

December 13, 2019

China SXT Pharmaceuticals, Inc.

178 Taidong Rd North

Taizhou, Jiangsu

China

Re: Pre-Delivered Shares

Ladies and Gentlemen:

Reference is hereby made to (a) that certain Securities Purchase Agreement, dated as of April 16, 2019 (as amended, restated or otherwise modified from time to time prior to the date hereof, the “Securities Purchase Agreement”), by and among CHINA SXT PHARMACEUTICALS, INC., a company organized under the laws of the British Virgin Islands (the “Company”), the undersigned (the “Investor”) and the other buyers signatory thereto (the “Buyers”), pursuant to which, among other things, the Company sold, and the Investor, in its capacity as a Buyer, purchased (i) a Series A Note (as defined in the Forbearance Agreement), (ii) a Series B Senior Secured Convertible Note (as defined in the Forbearance Agreement), (iii) a Series A Warrant to purchase 298,329 of the Company’s ordinary shares equal to 50% of the shares issuable upon conversion of the Series A Notes, and (D) a Series B Warrant to purchase 149,165 of the Company’s ordinary shares equal to 50% of the shares issuable upon conversion of the Series B Notes; and (b) that certain Forbearance and Amendment Agreement, dated December 13, 2019, by and between the Company and the Investor (the “Forbearance Agreement”), pursuant to which the Company agreed to redeem the Series A Note for a cash amount equal to the Forbearance Redemption Amounts (as defined in the Forbearance Agreement). Capitalized terms not defined herein shall have the meaning as set forth in the Forbearance Agreement.

In consideration of the Company’s agreement to enter into the Forbearance Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, effective as of the Effective Date, the undersigned hereby agrees, solely for the benefit of the Company that, without the prior written consent of the Company, the undersigned will not, during Forbearance Period (the “Lock-Up Period”), directly or indirectly, unless otherwise provided herein, (a) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option, make any Short Sale (as defined below), pledge, encumber, assign, borrow or otherwise dispose of or transfer any Pre-Delivered Shares (excluding any Applied Pre-Delivery Shares) (the “Locked Shares”) or (b) enter into any hedge, swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Locked Shares (each a “Transfer”), whether any such transaction described in clause (a) or (b) is to be settled by delivery of Ordinary Shares or such other securities, in cash or otherwise;. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act (as defined below) (but shall not be deemed to include (x) any sale of Ordinary Shares then held by the Investor that do not consist of Locked Shares or (y) the location and/or reservation of borrowable Ordinary Shares). Notwithstanding the foregoing, the Locked Shares may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Locked Shares and such pledge of the Locked Shares shall not be deemed to be prohibited by this Lock-Up Agreement (a “Bona-Fide Margin Pledge”); provided, that the subsequent transfer of such Locked Shares pursuant to such Bona-Fide Margin Pledge would be deemed to violate the terms and conditions of this Lock-Up Agreement.

For the avoidance of doubt, (i) the Investor acknowledges and agrees that the foregoing restrictions preclude the Investor from engaging in any hedging or other similar transaction (excluding a Bona-Fide Margin Pledge) which would reasonably be expected to result in a sale or disposition of the Locked Shares (even if such Locked Shares would be disposed of by someone other than the Investor). Such prohibited hedging or other similar transactions would include any Short Sale or any purchase, sale or grant of any right (including any put or call option) with respect to any of the Locked Shares or with respect to any Locked Shares that includes, relates to, or derives any significant part of its value from such Locked Shares and (ii) the Company acknowledges and agrees that nothing in this Lock-Up Agreement shall be deemed to restrict the purchase or sale by the Investor of any other Ordinary Shares (excluding the Locked Shares).

In furtherance of the Investor’s obligations hereunder, the Investor hereby agrees that the Investor shall at the Company’s written request, from time to time during the Lock-Up Period, but not in excess of three (3) times during the Lock-Up Period, provide evidence, reasonably satisfactory to the Company, that the Locked Shares remain in the account of the Investor. In the event that prior to the expiration of the Lock-Up Period the aggregate number of Ordinary Shares held in the brokerage account of such Investor is less than the Locked Shares, the undersigned shall within one (1) Business Day of the Company’s written request, return the Locked Shares to the Company for cancellation by directing the Investor’s broker to initiate a DWAC withdrawal of the Pre-Delivery Shares and delivering duly executed cancellation instructions in the form attached hereto as Exhibit A along with the original certificates (if any) evidencing the Pre-Delivery Shares, original stock power with medallion guaranteed and corporate resolution approving such cancellation to the Company’s Transfer Agent.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s Locked Shares if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of the undersigned, (2) to limited partners, limited liability company members or stockholders of the undersigned, or (3) in connection with a sale, merger or transfer of all or substantially all of the assets of the undersigned or any other change of control of the undersigned, not undertaken for the purpose of avoiding the restrictions imposed by this Lock-Up Agreement; provided, that (A) such transfer shall not involve a disposition for value, and (B) the transferee agrees in writing with the Company to be bound by the terms of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that this Lock-Up Agreement has been duly authorized (if the undersigned is not a natural person) and constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date of this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof. Delivery of a signed copy of this Lock-Up Agreement by facsimile or e-mail/.pdf transmission shall be effective as the delivery of the original hereof.

The obligations of the undersigned under this Lock-Up Agreement are several and not joint with the obligations of any Other Investor under any lock-up agreement required to be entered into by each such Other Investor and the Company pursuant to any Other Agreement (each, an “Other Lock-Up Agreement”) or under any other agreement, and the undersigned shall not be responsible in any way for the performance of the obligations of any Other Investor under any Other Lock-Up Agreement or under any other agreement. Nothing contained herein or in this Lock-Up Agreement, and no action taken by the undersigned pursuant hereto, shall be deemed to constitute the undersigned and the Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the undersigned and the Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Lock-Up Agreement and the Company acknowledges that the undersigned and the Other Investors are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Lock-Up Agreement or any other Lock-Up Agreement. The Company and the undersigned confirm that the undersigned has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The undersigned shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Lock-Up Agreement, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose nor shall the undersigned have any right of enforcement or otherwise against any Other Investor related hereto.

The Company hereby represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Investor with respect to hereto or any waiver, modification or amendment (or consent to permit any term or condition of this Lock-Up Agreement not to apply, in whole or in part, to any portion of any security) of any term offered to any Other Investor (each a “Settlement Document”), is or will be more favorable to such Other Investor than those of the undersigned and this Lock-Up Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the undersigned promptly following the occurrence thereof and (ii) the terms and conditions of this Lock-Up Agreement shall be, without any further action by the undersigned or the Company, automatically amended and modified in an economically and legally equivalent manner such that the undersigned shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the undersigned may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Lock-Up Agreement shall apply to the undersigned as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the undersigned. The provisions of this paragraph shall apply similarly and equally to each Settlement Document.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this letter agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this letter agreement or any transaction contemplated hereby.

This Lock-Up Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties hereto.

This Lock-Up Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. This Lock-Up Agreement may be executed and accepted by facsimile or PDF signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Lock-Up Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns. This Lock-Up Agreement may not be amended, modified or waived without the prior written consent of the parties hereto.

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Very truly yours,

[investor]

By:
Name:
Title:

AGREED AND ACCEPTED BY:

CHINA SXT PHARMACEUTICALS, INC.

By:
Name:
Title:

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